SUPPLEMENT DATED SEPTEMBER 23, 2013

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2013

1.	In “The Funds Summary Section” for the Special Situations Fund on page 32 under the heading “Principal Investment Strategies”, the first two paragraphs are deleted and replaced with the following:

The Fund invests primarily in common stocks of small-size companies that the Fund’s adviser believes are undervalued, and generally invests in companies that are experiencing a “special situation” that makes them undervalued relative to their long-term potential. Developments creating special situations may include mergers, spin-offs, litigation resolution, new products, or management changes. The Fund may also invest in stocks of mid-size or large companies.

The Fund uses a “bottom-up” approach to selecting investments. The Fund uses fundamental research to search for companies that have one or more of the following: a strong balance sheet; experienced management; above-average earnings growth potential; and stocks that are attractively priced. The Fund attempts to stay broadly diversified, but it may emphasize certain industry sectors based upon economic and market conditions.

2.	The information in “The Funds Summary Section” for the Special Situations Fund on page 33 under the heading “Investment Adviser” is deleted and replaced with the following:

Investment Adviser: First Investors Management Company, Inc. is the Fund’s investment adviser.

3.	The information in “The Funds Summary Section” for the Special Situations Fund on page 33 under the heading “Portfolio Manager” is deleted and replaced with the following:

Portfolio Manager: Steven S. Hill serves as Portfolio Manager of the Fund and has served as Portfolio Manager of the Fund since September 2013.

4.
In “The Funds In Greater Detail” section for the Special Situations Fund on page 63 under the heading “Principal Investment Strategies”, the first two paragraphs are deleted and replaced with the following:

The Fund invests primarily in common stocks of small-size companies that the Fund’s adviser believes are undervalued, and generally invests in companies that are experiencing a “special situation” that makes them undervalued relative to their long-term potential. Developments creating special situations may include mergers, spin-offs, litigation resolution, new products, or management changes. Although the Fund normally invests in stocks of smaller size companies, the Fund may also invest in stocks of mid-size or large companies.

The Fund uses a “bottom-up” approach to selecting investments. The Fund uses fundamental research to search for companies that have one or more of the following: a strong balance sheet; experienced management; above-average earnings growth potential; and stocks that are attractively priced. The Fund attempts to stay broadly diversified, but it may emphasize certain industry sectors based upon economic and market conditions.

5.	In the “Fund Management In Greater Detail” section on page 71, the third full paragraph related to Steven S. Hill is deleted and replaced with the following:

Steven S. Hill serves as Portfolio Manager of the Special Situations Fund and Co-Portfolio Manager of the Opportunity Fund. He has served as Portfolio Manager of the Special Situations Funds since September 2013 and has served Co-Portfolio Manager of the Opportunity Fund since its inception in 2012. Mr. Hill also serves as Portfolio Manager and/or Co-Portfolio for other First Investors Funds and joined FIMCO in 2002 as an analyst.

6.	All references to Paradigm Capital Management, Inc., including its portfolio managers described in the “Fund Management In Greater Detail” section on page 71 are deleted.

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Please retain this Supplement for future reference.

LSP0913

SUPPLEMENT DATED SEPTEMBER 23, 2013

FIRST INVESTORS LIFE SERIES FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2013, SUPPLEMENTED AS OF AUGUST 1, 2013

1.	All references related to Paradigm Capital Management, Inc., including its portfolio managers in this Statement of Additional Information are deleted.

2.
The information in the “Portfolio Managers” section under the heading “A. Other Accounts Managed by Portfolio Managers for Fiscal Year Ended December 31, 2012” on page I-10 for Steven S. Hill is deleted and replaced with the following.

A.  Other Accounts Managed by Portfolio Managers for Fiscal Year Ended December 31, 20121

Name of Portfolio Manager and Fund(s) Covered by this SAI	Other Accounts Managed	Number of Other Accounts	Total Assets of Other Accounts (in millions)	Number of Accounts for which Advisory Fee is Based on Account Performance	Total Assets in the Accounts for which Advisory Fee is Based on Account Performance (in millions)
FIMCO’S Portfolio Managers:
Steven S. Hill: Life Series Opportunity Fund Life Series Special Situations Fund	Other Registered Investment Companies	2	$1,164.6	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

1 The chart above reflects the most recent available information for Mr. Hill as of the close of business dated September 17, 2013.

3.
The information in the “Portfolio Managers” section under the heading “D. Portfolio Manager Fund Ownership for Fiscal Year Ended December 31, 2012” on page I-16 for Steven S. Hill is deleted and replaced with the following:

D.  Portfolio Manager Fund Ownership for Fiscal Year Ended December 31, 20122

FIMCO’s Portfolio Managers:
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Steven S. Hill	Life Series Opportunity Fund	None
	Life Series Special Situations Fund	None

2 The chart above reflects the most recent available information for Mr. Hill as of the close of business dated September 17, 2013.

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Please retain this Supplement for future reference.

LSAI0913